UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                November 12, 2004
                          ____________________________

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


         000-50421                                            06-1672840
 (Commission File Number)                           (IRS Employer Identification
                                                                 No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Securities Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
       Securities Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
       Securities Act (17 CFR 240.13e-2(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 12, 2004, the Company issued a press release clarifying the EPS guidance included in its November 11, 2004 press release announcing its record sales for the quarter and nine months ended October 31, 2004.

     The Company today clarified its earlier press release to reflect that the Company's updated EPS guidance for earnings per diluted share for the quarter ended October 31, 2004 is modified from the August 30, 2004 announced range of $0.25 to $0.27 to a range of $0.26 to $0.27 per share. The Company's guidance for the year ended January 31, 2005 remains at the August 30, 2004 announced range of $1.24 to $1.26 per share.

     A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1      Press Release, dated November 12, 2004

     All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONN'S, INC.


Date:  November 12, 2004      By:    /s/ C. William Frank
                                     ----------------------------------
                                     C. William Frank
                                     Executive Vice President and Chief
                                     Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release, dated November 12, 2004